UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2019

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
Maryland	000-54023	20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Digital Realty Trust, Inc.:	Emerging growth company ☐
Digital Realty Trust, L.P.:	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Digital Realty Trust, Inc.:  ☐

Digital Realty Trust, L.P.:  ☐

Item 8.01. Other Events

United States Federal Income Tax Considerations

The information included under the heading “United States Federal Income Tax Considerations” in Exhibit 99.1 hereto is incorporated by reference herein and supersedes and replaces (i) the discussion under the heading “United States Federal Income Tax Considerations” in the prospectus dated September 22, 2017, which is a part of the registration statements on Form S-3 (Registration Nos. 333-220576 and 333-220576-01) filed with the Securities and Exchange Commission (the “SEC”) by Digital Realty Trust, Inc. (the “Company”) and Digital Realty Trust, L.P. (the “Operating Partnership”) on September 22, 2017, (ii) the discussion under the heading “United States Federal Income Tax Considerations” in the prospectus dated November 21, 2017, which is a part of the registration statement on Form S-3 (Registration No. 333-220887) originally filed with the SEC by the Company on October 10, 2017 and amended on November 9, 2017 and (iii) the information set forth in Exhibit 99.1 to the Company’s and the Operating Partnership’s Combined Current Report on Form 8-K filed with the SEC on June 14, 2018, which was filed with respect to Item 8.01 of Form 8-K.

Ascenty Acquisition

On December 20, 2018, the Company’s Brazilian subsidiary, Stellar Participações Ltda , completed the previously announced acquisition of Ascenty, the leading data center provider in Brazil, from private equity firm Great Hill Partners in a transaction valued at approximately $1.8 billion.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

99.1	United States Federal Income Tax Considerations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: January 4, 2019

Digital Realty Trust, Inc.

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Senior Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Senior Vice President, General Counsel and Secretary